Golden Patriot Commences Exploration in Gold (GPTC:OTCBB)

  Newmont Mining spent $500,000 bringing the project to drill ready status

  At least two vein sets with up to 7,000 feet of strike length

  Chip samples over one ounce of gold per ton and up to 2.24 ounces gold per ton

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